Exhibit 10.2

PERFORMANCE-BASED
STOCK UNIT AGREEMENT

AGREEMENT, dated as of ____________, 20__, (the “Grant Date”), by and between Ethan Allen Interiors Inc. (the “Company”) and M. Farooq Kathwari (the “Executive”).

WITNESSETH THAT:

WHEREAS, the Company maintains the Ethan Allen Interiors Inc. Stock Incentive Plan, as amended from time to time (the “Plan”); and

WHEREAS, the Executive has been selected by the Compensation Committee of the Board of Directors of the Company (the “Committee”) to receive a Performance Unit grant under the Plan, pursuant to an employment agreement between the Company and the Executive dated as of February 3, 2022 (the “Employment Agreement”);

WHEREAS, to the extent not specified in the Plan, the terms of the award have been determined by the Committee and are set forth in this Agreement and the Employment Agreement;

WHEREAS, if not defined herein, capitalized terms used herein shall have the meanings assigned to them in the Employment Agreement or, if not defined therein, in the Plan;

NOW THEREFORE, IT IS AGREED between the Company and the Executive as follows:

1.

Award.  Pursuant to Section 5.3 of the Employment Agreement, the Executive is hereby granted as of the Grant Date an award of performance-based stock units (“Performance Units” or “PSU”) payable in shares of the Company's common stock, par value $0.01 per share (the “Common Stock”), with a target of _________ Performance Units, and a minimum and maximum ranging from 0 to ________ Performance Units, subject to and contingent upon the performance of the Company for fiscal years _______, _______ and ______. Each Performance Unit represents the number of shares of Common Stock set forth in the Employment Agreement, subject to adjustment as provided therein and in the Plan. Once the number of the Performance Units earned has been approved by the Compensation Committee, the shares of Common Stock underlying such Performance Units will be issued in accordance with the Plan, this Agreement and the Employment Agreement.

(a)

The amount of the Performance Units that will be earned will be determined by reference to the achievement of the Company of the PSU Annual Targets for each of the three fiscal years utilizing three performance measures as follows: (1) Performance Metric 1, (2) Performance Metric 2 and (3) the Performance Metric 3.

(b)	Each PSU Performance Metric and fiscal year shall be weighted as follows:

Targets for the awards are based __% on Performance Metric 1, __% Performance Metric 2, and __% Performance Metric 3. Payouts for Performance Metric 1and Performance Metric 2 results are weighted __% on fiscal 20__ results, __% on fiscal 20__ results, and __% on fiscal 20__ results. Performance Metric 3 is measured over the entire three-year performance period.

Payout Metric (Total Weight)	Fiscal 20__	Fiscal 20__	Fiscal 20__
	Weight (__%)	Weight (__%)	Weight (__%)
Performance Metric 1 (__%)	__%	__%	__%
Performance Metric 2 (__%)	__%	__%	__%
Performance Metric 3 (__%)			__%

(c)	Target, Threshold and Maximum Annual Targets shall be as follows:

Performance		Performance	Compare	Performance	Compare
Level FY 20__	Payout*	Metric 1	to PY	Metric 2	to PY
Maximum	138%	xxx	xx%	xxx	xx%
Target	100%	xxx	xx%	xxx	xx%
Threshold	62%	xxx	xx%	xxx	xx%
* Payout reflects Performance Units earned as a percentage of Target number of Performance Units

Performance		Performance	Compare	Performance	Compare
Level FY 20__	Payout*	Metric 1	to PY	Metric 2	to PY
Maximum	138%	xxx	xx%	xxx	xx%
Target	100%	xxx	xx%	xxx	xx%
Threshold	62%	xxx	xx%	xxx	xx%
* Payout reflects Performance Units earned as a percentage of Target number of Performance Units

Performance		Performance	Compare	Performance	Compare	Performance	Compare
Level FY 20__	Payout*	Metric 1	to PY	Metric 2	to PY	Metric 3	to __
Maximum	138%	xxx	xx%	xxx	xx%	xxx	xx%
Target	100%	xxx	xx%	xxx	xx%	xxx	xx%
Threshold	62%	xxx	xx%	xxx	xx%	xxx	xx%
* Payout reflects Performance Units earned as a percentage of Target number of Performance Units

(d)

For each grant of Performance Units, the amount of the grant which performance vests will be determined by reference to the achievement of the Company of the PSU annual Performance Metrics for each of the three fiscal years. If the actual achievement of the Performance Metric is between the Threshold and the Target, or the Target and the Maximum, the specific amount of the Performance Units performance vested in relation to a grant for that period will be linearly interpolated on a straight line basis based on actual performance (as a percentage of Target), interpolated linearly either between the Threshold or Maximum as the case may be and the Target, and then utilizing that same percentile for the determination of the number of Performance Units performance vested, interpolated linearly either between the Minimum and the Target or the Target and the Maximum.

(e)

PSUs which performance vested will time vest and become fully vested at the end of the three-year performance measurement period. Once the number of fully vested Performance Units earned has been determined in accordance with this Agreement, the shares of Common Stock underlying such Performance Units will be issued in accordance with the Plan, this Agreement and the Employment Agreement.

2.

Forfeiture.  If, upon the certification by the Committee of whether (and the extent to which) the performance goals applicable to this grant of Performance Units has been attained at the end of the three fiscal-year period applicable to this grant of Performance Units, any such Performance Units that have not been earned by the Executive, such Performance Units and the underlying shares of Common Stock will be forfeited and returned to the Company.

3.

Change in Control.  Notwithstanding the provisions of paragraph 2, and pursuant to the provisions of the Employment Agreement which shall be controlling and are fully incorporated herein by reference, the Performance Units will vest and become fully earned upon the occurrence of a Change in Control, if the Executive is then employed by the Company and such Performance Units have not previously been forfeited.

4.

Company Policies. Notwithstanding any provisions in this Agreement to the contrary, the Executive's right to receive (or retain) any Performance Units and underlying shares of Common Stock pursuant to this Agreement and the Employment Agreement will be subject to “claw-back” or similar obligations set forth in Company policies duly approved by the Company's Board of Directors and required by applicable laws and regulations (including by any securities exchange) applicable to the Company and the Executive, and, furthermore, will be subject to the retention and restriction on sale, hedging, transfer or similar obligations in relation to Company executives set forth in Company policies duly approved by the Company's Board of Directors.

5.

Adjustments to Number of Shares.  Without limiting adjustments provided for in the Plan, in the event of any change in the outstanding shares of Common Stock by reason of any stock dividend, stock split, spinoff, recapitalization or other similar change, the terms and the number of any outstanding Performance Units and underlying shares of Common Stock shall be equitably adjusted by the Committee to the extent that such adjustment is necessary to preserve the benefit of this Agreement for the Executive and the Company.

6.	Not a Contract of Employment. This Agreement does not constitute a contract of employment and does not give the Executive the right to be retained in the employ of the Company.

7.

Withholding of Taxes. Prior to the delivery to the Executive (or the Executive’s estate, if applicable) of a stock certificate or evidence of book entry ownership of shares of Common Stock issuable hereunder, the Executive (or the Executive’s estate) shall pay to the Company the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company (the “Withholding Taxes”) with respect to such shares of Common Stock. By executing and returning this Agreement, the Executive (or the Executive’s estate) shall be deemed to have elected to have the Company withhold a portion of such shares of Common Stock having an aggregate fair market value (as determined pursuant to the Plan) equal to the Withholding Taxes in satisfaction of the Withholding Taxes, such election to continue in effect until the Executive (or the Executive’s estate) notifies the Company before such delivery that the Executive (or the Executive’s estate) shall satisfy such obligation in cash, in which event the Company shall not withhold a portion of such Common Stock as otherwise provided in this paragraph 7.

8.

Terms of Plan. Notwithstanding any other provision of this Agreement, this Agreement shall be subject, in all respects, to the terms and conditions of the Plan. To the extent not governed by the Plan, the terms of the Employment Agreement shall govern this Agreement.

9.

Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business.

10.

Applicable Law. The provisions of this Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to choice of law principles. Notwithstanding any other provision of this Agreement to the contrary, the Company may subject shares or other securities transferred pursuant to this Agreement to such conditions, limitations or restrictions as the Company determines to be necessary or desirable to comply with any applicable law or regulation.

11.	Amendment. This Agreement may be amended by written agreement of the Executive and the Company, without the consent of any other person.

12.	Counterparts. This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the Executive has hereunto set his hand and the Company has caused this Agreement to be executed in its name and on its behalf, all as of the Grant Date.

EXECUTIVE

M. Farooq Kathwari

ETHAN ALLEN INTERIORS INC.

By:

Name:

Title: